UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Fayetteville Street, Suite 1400
Raleigh, NC 27601
(Address of principal executive offices) (Zip Code)
919-872-4924
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 par value, of Highwoods Properties, Inc.	HIW	New York Stock Exchange

Item 1.01.    Entry into a Material Definitive Agreement.

On June 3, 2026, we modified our $150.0 million unsecured bank term loan to extend the maturity date from May 2027 to June 2029. The term can be extended for two additional years at our option assuming no defaults have occurred.

The interest rate is now SOFR plus 90 basis points on our newly extended $150 million term loan, SOFR plus 95 basis points on our $200 million term loan and SOFR plus 85 basis points on our $750 million unsecured revolving credit facility. In each case, the interest rate is based on the higher of the publicly announced ratings from Moody’s Investors Service or Standard & Poor’s Ratings Services and may be adjusted upward or downward by 2.5 basis points depending upon whether or not we achieve certain pre-determined sustainability goals with respect to the ongoing reduction of greenhouse gas emissions.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in this report set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

No.    Description

10    Sixth Amendment to Sixth Amended and Restated Credit Agreement, dated as of June 3, 2026, by and among the Company, the Operating Partnership, Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, National Association, as Co-Syndication Agent, PNC Bank, National Association, as Co-Syndication Agent, and the Other Lenders named therein
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: June 4, 2026